THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)
Thirteen weeks ended	May 5, 2007			April 29, 2006
		%			%
	Amount	Sales		Amount	Sales

Merchandise Sales	$445,035	81.5		$457,315	82.2
Service Revenue	100,978	18.5		99,286	17.8
Total Revenues	546,013	100.0		556,601	100.0
Costs of Merchandise Sales	315,310	70.9		329,548	72.1
Costs of Service Revenue	88,911	88.0		88,175	88.8
Total Costs of Revenues	404,221	74.0		417,723	75.0
Gross Profit from Merchandise Sales	129,725	29.1		127,767	27.9
Gross Profit from Service Revenue	12,067	12.0		11,111	11.2
Total Gross Profit	141,792	26.0		138,878	25.0
Selling, General and Administrative Expenses	128,072	23.5		131,221	23.6

Net Gain (Loss) from Dispositions of Assets	2,359	0.4		(415)	(0.1)

Operating Profit	16,079	2.9		7,242	1.3

Non-operating Income	1,905	0.3		2,259	0.4

Interest Expense	12,656	2.3		10,337	1.9

Earnings (Loss) From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	5,328	1.0		(836)	(0.2)

Income Tax Expense	2,108	39.6	(1)	31	(3.7	)(1)

Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	3,220	0.6		(867)	(0.2)

Discontinued Operations, Net of Tax	(45)	—		(103)	—

Cumulative Effect of Change in Accounting Principle, Net of Tax	—	—		267	—

Net Earnings (Loss)	3,175	0.6		(703)	(0.1)
Retained Earnings, beginning of period	463,797			481,926
Cumulative effect adjustment for adoption of FIN 48	(155)			—
Cash Dividends	(3,581)			(3,705)
Effect of Stock Options	(479)			(66)
Dividend Reinvestment Plan	—			(14)
Retained Earnings, end of period	$462,757			$477,438

Basic Earnings (Loss) per Share:
Basic Weighted Average Shares Outstanding	53,122			54,224
Net Earnings (Loss) From Continuing Operations Before
Cumulative Effect of Change in Accounting Principle	$0.06			$(0.02)
Discontinued Operations, Net of Tax	—			—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—			0.01
Basic Earnings (Loss) per Share	$0.06			$(0.01)

Diluted Earnings (Loss) per Share:
Diluted Weighted Average Shares Outstanding	53,634			54,224
Net Earnings (Loss) From Continuing Operations Before
Cumulative Effect of Change in Accounting Principle	$0.06			$(0.02)
Discontinued Operations, Net of Tax	—			—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—			0.01
Diluted Earnings (Loss) per Share	$0.06			$(0.01)

Cash Dividends per Share	$0.0675			$0.0675

(1)             As a percentage of earnings (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)
	May 5, 2007	February 3, 2007	April 29, 2006
Assets
Current Assets:
Cash and cash equivalents	$30,781	$21,884	$51,698
Accounts receivable, net	31,261	29,582	37,928
Merchandise inventories	618,814	607,042	618,650
Prepaid expenses	40,145	39,264	40,648
Other	62,142	70,368	72,049
Assets held for disposal	—	—	2,083
Total Current Assets	783,143	768,140	823,056
Property and Equipment - at cost:
Land	251,705	251,705	257,105
Buildings and improvements	931,268	929,225	917,007
Furniture, fixtures and equipment	692,391	684,042	667,145
Construction in progress	3,049	3,464	16,672
	1,878,413	1,868,436	1,857,929
Less accumulated depreciation and amortization	982,585	962,189	926,857
Property and Equipment - net	895,828	906,247	931,072
Deferred income taxes	25,075	24,828	—
Other	64,476	67,984	46,471
Total Assets	$1,768,522	$1,767,199	$1,800,599
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$232,872	$265,489	$256,740
Trade payable program liability	14,046	13,990	13,243
Accrued expenses	281,120	292,280	281,487
Deferred income taxes	25,215	28,931	14,957
Current maturities of long-term debt and obligations under capital leases	3,474	3,490	1,258
Total Current Liabilities	556,727	604,180	567,685
Long-term debt and obligations under capital leases, less current maturities	623,761	535,031	460,702
Convertible long-term debt	—	—	119,000
Other long-term liabilities	66,959	60,233	58,177
Deferred income taxes	—	—	3,509
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	292,837	289,384	288,570
Retained earnings	462,757	463,797	477,438
Accumulated other comprehensive loss	(10,296)	(9,380)	(3,229)
Less cost of shares in treasury - 15,000,595 shares, 12,427,687 shares and 12,109,304 shares	233,516	185,339	180,546
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	521,075	567,755	591,526
Total Liabilities and Stockholders’ Equity	1,768,522	$1,767,199	$1,800,599

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)
Thirteen weeks ended	May 5, 2007	April 29, 2006
Cash Flows from Operating Activities:
Net Earnings (Loss)	$3,175	$(703)
Adjustments to reconcile net loss to net cash provided by continuing operations:
Net loss from discontinued operations	45	103
Depreciation and amortization	21,111	20,723
Cumulative effect of change in accounting principle, net of tax	—	(267)
Accretion of asset disposal obligation	65	67
Stock compensation expense	4,390	1,148
Deferred income taxes	1,642	(90)
(Gain) loss from dispositions of assets	(2,359)	415
Loss from derivative valuation	1,802	—
Excess tax benefits from stock based awards	(301)	(23)
Increase in cash surrender value of life insurance policies	(534)	(385)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	8,818	12,901
Increase in merchandise inventories	(11,772)	(2,358)
Decrease in accounts payable	(32,617)	(5,200)
Decrease in accrued expenses	(2,257)	(10,088)
Increase in other long-term liabilities	1,075	696
Net cash (used in) provided by continuing operations	(7,717)	16,939
Net cash used in discontinued operations	(90)	(165)
Net Cash (Used in) Provided by Operating Activities	(7,807)	16,774
Cash Flows from Investing Activities:
Cash paid for property and equipment	(11,610)	(5,628)
Proceeds from dispositions of assets	—	135
Net Cash Used in Investing Activities	(11,610)	(5,493)
Cash Flows from Financing Activities:
Net borrowings (payments) under line of credit agreements	89,605	(6,450)
Excess tax benefits from stock based awards	301	23
Net borrowings on trade payable program liability	56	2,087
Reduction of long-term debt	(808)	(5)
Payments on capital lease obligations	(83)	(81)
Dividends paid	(3,581)	(3,705)
Repurchase of common stock	(58,152)	—
Proceeds from exercise of stock options	773	48
Proceeds from dividend reinvestment plan	203	219
Net Cash Provided by (Used in) Financing Activities	28,314	(7,864)
Net Increase in Cash	8,897	3,417
Cash and Cash Equivalents at Beginning of Period	21,884	48,281
Cash and Cash Equivalents at End of Period	$30,781	$51,698
Supplemental Disclosure of Cash Flow Information:	—	—
Non-cash investing activities:
Accrued purchases of property and equipment	$2,804	$672

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
(UNAUDITED)

	(in thousands, except per share data)
Thirteen weeks ended	May 5, 2007	April 29, 2006
(a) Net earnings (loss) from continuing operations Before Cumulative Effect of	$3,220	$(867)
Change in Accounting Principle
Discontinued Operations, Net of Tax	(45)	(103)
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	267
Net Earnings (Loss)	$3,175	$(703)

(b) Average number of common shares outstanding during period	53,122	54,224

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	512	—

(c) Average number of common shares assumed outstanding during period	53,634	54,224

Basic Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.06	$(0.02)
Discontinued Operations, Net of Tax	—	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	0.01
Basic Earnings (Loss) per Share	$0.06	$(0.01)
Diluted Earnings (Loss) per Share:
Net Earnings (Loss) From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$0.06	$(0.02)
Discontinued Operations, Net of Tax	—	—
Cumulative Effect of Change in Accounting Principle, Net of Tax	—	0.01
Diluted Earnings (Loss) per Share	$0.06	$(0.01)

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)
Thirteen weeks ended	May 5, 2007	April 29, 2006
Capital expenditures	$10,453	$6,300
Depreciation and amortization	$21,111	$20,723
Non-operating income:
Net rental revenue	$798	$673
Investment income	1,133	1,707
Other (expense) income	(26)	(121)
Total	$1,905	$2,259

Comparable sales percentages:
Merchandise	-3.1%	-1.0%
Service	1.5%	-0.6%
Total	-2.3%	-0.9%
Total square feet of retail space (including service centers)	12,164,029	12,167,089
Total Store Count	593	593

Sales and Gross Profit by Line of Business (A):

Retail Sales	$314,704	$327,957
Service Center Revenue	231,309	228,644
Total Revenues	$546,013	$556,601
	—	—
Gross Profit from Retail Sales	$89,743	$89,560
Gross Profit from Service Center Revenue	52,049	49,318
Total Gross Profit	$141,792	$138,878
	—	—
Comparable Sales Percentages(A):

Retail Sales	-4.6%	-3.0%
Service Center Revenue	1.0%	2.2%
Total Revenues	-2.3%	-0.9%

Gross Profit Percentage by Line of Business(A):

Gross Profit Percentage from Retail Sales	28.5%	27.3%
Gross Profit Percentage from Service Center Revenue	22.5%	21.6%
Total Gross Profit Percentage	26.0%	25.0%

(A)         Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.